Prudential Financial, Inc. Financial Strength Symposium JUNE 9, 2014 Exhibit 99.1

Prudential Financial, Inc. Financial Strength Symposium ERIC DURANT SENIOR VICE PRESIDENT INVESTOR RELATIONS

FORWARD-LOOKING STATEMENTS

Financial Strength Symposium 6.9.2014
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private Securities
Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,”  “plans,” “assumes,” “estimates,” “projects,” “intends,”
“should,” “will,” “shall” or variations of such words are generally part of forward-looking statements.  Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries.  There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others:  (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement, with regard to variable annuity or other product guarantees; (5) any inability to access our credit facilities; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, longevity, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes;
(8) changes in our assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (9) changes in assumptions for retirement expense; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline AXXX; (12) investment losses, defaults and counterparty non-performance;
(13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the Dodd-Frank Wall Street
Reform and Consumer Protection Act; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (22) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (23) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing projected results of acquisitions; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or
U.S. GAAP accounting principles, practices or policies; (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (27) risks due to the lack of legal separation between our Financial
Services Businesses and our Closed Block Business. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
See “Risk Factors” included in Prudential Financial, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly
Report on Form 10-Q for the period ended March 31, 2014 for discussion of certain risks relating to our businesses and investment in our securities.
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

NON–GAAP MEASURES

Financial Strength Symposium 6.9.2014
This presentation includes references to “adjusted operating income” or “AOI”. Adjusted operating income is a non-GAAP measure of performance of our
Financial Services Businesses.  Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses.
Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.
Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are
part of a hedging program related to the risk of those products.   Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.
Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-
rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses.
However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations. The schedules on the following pages provide a reconciliation of adjusted operating income for the Financial Services Businesses to income from continuing operations in accordance with GAAP.
The information referred to above, as well as the risks of our businesses described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q,
should be considered by readers when reviewing forward-looking statements contained in this presentation.  Additional historical information relating to our financial performance is located on our Web site at www.investor.prudential.com.

RECONCILIATION BETWEEN ADJUSTED OPERATING INCOME
AND THE COMPARABLE GAAP MEASURE
3
Financial Strength Symposium 6.9.2014
($ millions)
2009 2010 2011 2012 2013
Financial Services Businesses after-tax adjusted operating income
2,261 $ 2,664 $ 2,917 $ 3,019 $ 4,586 $
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (1,669) (27) 847 (2,809) (8,149)
Investment gains (losses) on trading account assets supporting insurance liabilities, net 1,601 501 223 610 (250)
Change in experience-rated contractholder liabilities due to asset value changes (899) (631) (123) (540) 227
Divested businesses 2,101 1 90 (615) 29
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests (2,387) (87) (227) (29) 28
Total reconciling items, before income taxes (1,253) (243) 810 (3,383) (8,115)
Income taxes, not applicable to adjusted operating income (663) 35 424 (816) (2,857)
Total reconciling items, after income taxes (590) (278) 386 (2,567) (5,258)
Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures 1,671 2,386 3,303 452 (672)
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests 1,580 63 148 10 (48)
Income (loss) from continuing operations attributable to Prudential Financial, Inc.
3,251 2,449 3,451 462 (720)
Earnings attributable to noncontrolling interests (57) 19 34 50 107
Income (loss) from continuing operations (after-tax) of Financial Services Businesses
3,194 2,468 3,485 512 (613)
Income (loss) from discontinued operations, net of taxes (19) 32 35 17 7
Net income (loss) of Financial Services Businesses
3,175 2,500 3,520 529 (606)
Less: Income attributable to noncontrolling interests (57) 19 34 50 107
Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.
3,232 $ 2,481 $ 3,486 $ 479 $    (713) $

RECONCILIATION FOR EARNINGS PER SHARE
EXCLUDING MARKET DRIVEN AND DISCRETE ITEMS
(1)
4
Adjusted Operating Income basis: 2010 2011 2012 2013
Earnings Per Share
5.64 $       5.97 $       6.40 $       9.67 $
Reconciling items:
Unlockings and experience true-ups
(2)
0.52          (0.27)         (0.03)         0.77
Gains on sales of businesses/investments
(3)
0.09          0.53          0.15          0.09
Impact of earthquake in Japan -            (0.09)         -            -
Integration costs
(4)
-            (0.29)         (0.21)         (0.09)
Write off of bond issue costs -            -            (0.04)         (0.03)
Other
(5)
-            (0.16)         (0.17)         -
Sub-total 0.61          (0.28)         (0.30)         0.74
Earnings Per Share - excluding market driven and discrete
items
5.03 $       6.25 $       6.70 $       8.93 $
1) As disclosed in company earnings releases.
2) Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves, deferred policy acquisition and other costs.
3) Includes gains on sales of investments in China Pacific, Afore XXI, as well as impairments and gains on certain investments.
4) Includes acquisition and integration expenses related to Star and Edison, and the acquired in force from The Hartford Life.
5) Includes true ups for legal reserves, and employee benefit accruals, and impairments and write offs of intangible assets.
Financial Strength Symposium 6.9.2014

RECONCILIATION FOR U.S. BUSINESSES PRE-TAX ADJUSTED
OPERATING INCOME EXCLUDING MARKET DRIVEN AND DISCRETE ITEMS
(1)
5
1) As disclosed in company earnings releases.
2) Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves, deferred policy acquisition and other costs.
3) Includes gain on sale of investment in Afore XXI, as well as an impairment and gains on certain other investments.
4) Includes true ups for legal reserves and impairments and write offs of intangible assets.
Financial Strength Symposium 6.9.2014
($ millions)
2012 2013
U.S. Businesses pre-tax adjusted operating income
2,661 $    4,587 $
Reconciling items:
Unlockings and experience true-ups
(2)
48 764
Gains on sales of business/investments
(3)
44 -
Integration costs for Hartford Life acquisition (15) (51)
Other
(4)
(67) -
Sub-total 10 713
U.S. Businesses pre-tax adjusted operating income excluding market
driven and discrete items 2,651 $    3,874 $

RECONCILIATION FOR ASSET MANAGEMENT PRE-TAX ADJUSTED
OPERATING INCOME EXCLUDING MARKET DRIVEN AND DISCRETE ITEMS
(1)
6
1) As disclosed in company earnings releases.
2) Includes gain on sale of an investment in Afore XXI, as well as an impairment and gains on sales of certain other investments.
Financial Strength Symposium 6.9.2014
($ millions)
2009 2010 2011 2012 2013
Asset Management pre-tax adjusted operating income
92 $         523 $       888 $       584 $       723 $
Reconciling items:
Gains/(losses) on sales of business/investments
(2)
- - 157 (34) -
Sub-total - - 157 (34) -
Asset Management pre-tax adjusted operating income excluding market driven and discrete items
92 $         523 $       731 $       618 $       723 $

RECONCILIATION FOR INTERNATIONAL INSURANCE PRE-TAX ADJUSTED
OPERATING INCOME EXCLUDING MARKET DRIVEN AND DISCRETE ITEMS
(1)
7
1) As disclosed in company earnings releases.
2) Includes refinements of reserves and amortization of deferred policy acquisition and other costs.
3) Represents initial surrenders of policies following the restructuring of the acquired Yamato Life business.
Financial Strength Symposium 6.9.2014
($ millions)
2009 2010 2011 2012 2013
International Insurance pre-tax adjusted operating income
1,651 $    1,887 $    2,263 $    2,704 $    3,152 $
Reconciling items:
Annual review of actuarial assumptions and reserve refinements
(2)
14 - - 20 (190)
Gains on sales of indirect investment in China Pacific Group - 66 237 60 66
Impact of earthquake in Japan - - (69) - -
Star/Edison integration costs - - (213) (138) (28)
Other
(3)
15 - - - -
Sub-total 29 66 (45) (58) (152)
International Insurance pre-tax adjusted operating income excluding market driven and discrete items
1,622 $    1,821 $    2,308 $    2,762 $    3,304 $

RECONCILIATION FOR FSB PRE-TAX ADJUSTED OPERATING INCOME
EXCLUDING MARKET DRIVEN AND DISCRETE ITEMS
(1)
8
1) As disclosed in company earnings releases.
2) Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves, deferred policy acquisition and other costs.
3) Includes gains on sales of investment in China Pacific, Afore XXI, as well as impairments and gains on certain investments.
4) Includes acquisition and integration expenses related to Star and Edison, and the acquired in force from The Hartford Life.
5) Includes true ups for legal reserves, and employee benefit accruals, and impairments and write offs of intangible assets.
Financial Strength Symposium 6.9.2014
($ millions)
2012 2013
Financial Services Businesses (FSB) pre-tax adjusted operating income
4,027 $    6,369 $
Reconciling items:
Unlockings and experience true-ups
(2)
(10) 574
Gains on sales of businesses/investments
(3)
104 66
Integration costs
(4)
(153) (79)
Other
(5)
(152) (27)
Sub-total (211) 534
Financial Services Businesses pre-tax adjusted operating income excluding market driven and discrete items
4,238 $    5,835 $

ROBERT FALZON EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER PRUDENTIAL FINANCIAL, INC. PRUDENTIAL FINANCIAL, INC.

AGENDA Executive Summary U.S. Businesses Asset Management International Business Investment Portfolio Capital and Liquidity 2 Financial Strength Symposium 6.9.2014

KEY ELEMENTS OF PRUDENTIAL’S VALUE PROPOSITION
3 Financial Strength Symposium 6.9.2014
Talent Management
Investor Value Proposition
Superior ROE
Sustainable and
Growing
Earnings and
Redeployable
Cash Flows
Conservatively
Managed
Balance Sheet

VALUE ADDED BUSINESS MODELS LEVERAGE KEY STRENGTHS 4 Financial Strength Symposium 6.9.2014

TALENT AND CULTURE AS PERFORMANCE DRIVERS
5 Financial Strength Symposium 6.9.2014
Strong technical skills – used independently and in combination
Healthy blend of internally developed and external hires
Environment of collaboration, teamwork and diversity
Cross discipline engagement to drive innovation and execution
Seasoned management team; orderly transitions

DIVERSIFIED MIX OF VALUE ADDED BUSINESSES
6
1) Pre-tax AOI for Financial Services Businesses excluding market driven and discrete items as disclosed in the company earnings releases; exhibit excludes
Corporate and Other Operations pre-tax loss of ($1.3B).
Financial Strength Symposium 6.9.2014
2013 Pre -Tax Adjusted
Operating Income
$5.8 Billion
(1)
(1)

ROE AND EPS GROWTH
(1)(2)
7 Financial Strength Symposium 6.9.2014
1) EPS based on after-tax AOI of FSB excluding market driven and discrete items as disclosed in the company earnings releases; 2010 and 2011 market driven and discrete items have been restated for U.S. GAAP accounting standards applicable to deferred policy acquisition costs effective January 1, 2012.
2) ROE based on AOI as adjusted herein and excludes accumulated other comprehensive income and the impact of foreign currency exchange rate remeasurement on attributed equity.
10.2%
11.9%
11.8%
15.2%
$5.03
$6.25
$6.70
$8.93
$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
0%
5%
10%
15%
20%
2010 2011 2012 2013
ROE Earnings Per Share

OUR METRICS FOR THE FUTURE
8 Financial Strength Symposium 6.9.2014
Diversified mix of insurance and market risks
Balanced and sustainable sources of growth
Sustainable ROE 13-14% over a market cycle
Strong cash flow from earnings
Strong ratings

REGULATORY DEVELOPMENTS 9 Financial Strength Symposium 6.9.2014 Fed (Applied Basel) NAIC (RBC) FSB/ IAIS (BCR, ICS)

STEPHEN PELLETIER EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER, U.S. PRUDENTIAL’S U.S. BUSINESSES

TODAY’S DISCUSSION 2 Financial Strength Symposium 6.9.2014 Executive Summary Prudential’s U.S. Business Portfolio Review of U.S. Businesses Conclusion

• Prudential’s U.S. business portfolio represents an attractive mix of businesses and risks
• Among the best positioned in the industry to participate in growth opportunities
– Long term trends are putting money in motion
– Established and emerging solutions directly address these opportunities
– Superior and highly relevant set of capabilities, leveraged both within and across businesses
– Access a broad set of institutional and individual customers through multiple distribution channels
• Sales are an outcome of our focus on:
– Pursuing market opportunities
– Achieving appropriate returns
– Maintaining an attractive balance of risks
• Strong and sustainable financial performance by virtue of our business mix, operating leverage, and quality of earnings
EXECUTIVE SUMMARY
3 Financial Strength Symposium 6.9.2014

TODAY’S DISCUSSION 4 Executive Summary Prudential’s U.S. Business Portfolio Review of U.S. Businesses Conclusion Financial Strength Symposium 6.9.2014

PRUDENTIAL’S U.S. BUSINESS PORTFOLIO REPRESENTS
AN ATTRACTIVE MIX OF BUSINESSES AND RISKS
5
1) Adjusted Operating Income (AOI) excluding market-driven and discrete items, as disclosed in company earnings releases.
2) U.S. Individual Life and Group Insurance Division.
3) Attributed equity of the U.S. Businesses as of 12/31/13, excluding accumulated other comprehensive income.
$3.9
billion
$16.6
billion
2013
Pre-Tax AOI
(1)
12/31/13
Attributed Equity
(3)
(2)
(2) (2)
Financial Strength Symposium 6.9.2014
Annuities
36%
Asset
Management
19%
Retirement
27%
Insurance
18%
Annuities
45%
Asset
Management
11%
Retirement
20%
Insurance
24%

WE ARE AMONG THE BEST POSITIONED IN THE
INDUSTRY TO PARTICIPATE IN GROWTH OPPORTUNITIES
6
Long term trends are putting money in motion Long term trends are putting money in motion
Our established and emerging solutions Our established and emerging solutions directly address these opportunities directly address these opportunities
Aging population with growing pool of assets
Growing retail investment business
Diversified annuity product portfolio
Innovative individual insurance products
Movement toward derisking in large Defined
Benefit (DB) markets
(2)
Pension Risk Transfer
Longevity Reinsurance
Liability-Driven Investing
Growing need for more certain outcomes
80% had DB plans 30 years ago
(4)
Stable Value Products
In-Plan Income Solutions
Outcome-Oriented DC Plans
Rapid growth of target date funds
(5)
• $618 billion in 401(k) assets
• 31% of 401(k) contributions; 63% by 2018
“Day One” Target Date Funds
Increasing consumer expenditures
on healthcare
• 5.8% annual growth over last 10 years
(6)
Voluntary Critical Illness Insurance
Chronic Illness Insurance Rider
1) LIMRA, Fact Book on Retirement Income 2014, based on 2010 Survey of Consumer Finances.
2) U.S. Investment Company Institute (U.S. – ICI); U.K. – Pension Protection Fund; Canada - Towers Watson Global Pension Assets Study 2014; year end
2013 estimates.
3) Cerulli Retirement Markets 2013. Data as of 2012.
4) Employee Benefit Research Institute; data from 1981-2011; among private-sector participants in an employment-based retirement plan.
5) Cerulli Retirement Markets 2013.
6) Bureau of Labor Statistics, Consumer Expenditure Survey, Oliver Wyman analysis; as of 2012.
Financial Strength Symposium 6.9.2014
• 69% of covered workers have DC plans only;
• $5.3 trillion Defined Contribution (DC) market
(3)
• $3.0 trillion  U.S.
• $1.9 trillion  U.K.
• $1.3 trillion  Canada
• Consumers age 46+ control 88% of financial
assets – over $23 trillion
(1)

SUPERIOR AND HIGHLY RELEVANT SET OF CAPABILITIES,
LEVERAGED BOTH WITHIN AND ACROSS BUSINESSES
7
Strength in solution development and innovation
Investment management expertise and performance
Actuarial expertise
Risk management expertise
Strong client service and operational capabilities
Financial Strength Symposium 6.9.2014

Over half of the
Fortune 500
Over 9 million retirees
and near-retirees
(2)
ACCESS A BROAD SET OF INSTITUTIONAL AND INDIVIDUAL
CUSTOMERS THROUGH MULTIPLE DISTRIBUTION CHANNELS
8
Over 25,000
Institutional Clients
Over 30 million
Individual Customers
(1)
Over 125,000
Financial Professionals selling our products
(3)
1) Individual customers count based on a product-by-product basis as of December 2013, with the exception of Mutual Funds, which is as of December 2012.
2) Retirees and near-retirees count based on unique customers as of December 2012.
3) Third party financial professionals counted on a product-by-product basis.
($ millions)
Brokerage
Agency
Independent
Financial
Planners
Agency
Agency
Third
Party
Wirehouses
Banks
Institutional
(Banks and
Wirehouses)
Individual Life Sales* Annuities Sales*
($ millions)
Agency
Brokerage
*Based on gross sales.
Financial Strength Symposium 6.9.2014
26%
55%
32%
74%
13%
320
731
0%
2002 2013
43%
28%
20%
16%
72%
21%
2,000
11,513
0%
10%
2002 2013
*Based on annualized new business premiums; excludes corporate owned life insurance.
2002 based on scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

FINANCIAL PERFORMANCE REFLECTS
EARNINGS GROWTH AND QUALITY
9
Pre-Tax AOI
(1)
($ millions)
2012
2013
1) U.S. Businesses, AOI excluding market-driven and discrete items, as disclosed in company earnings releases.
Net Flows and
Margins
Equity Markets
Financial Strength Symposium 6.9.2014
$2,651
$3,874
M&A and Outsized
Organic Growth

TODAY’S DISCUSSION 10 Executive Summary Prudential’s U.S. Business Portfolio Review of U.S. Businesses Conclusion Financial Strength Symposium 6.9.2014

ANNUITIES
11
• Value propositions address needs for secure retirement income
• Product diversification strategy improves our risk profile
• Positive cash flows expected over a wide range of scenarios
• Living benefits exposure has declined due to favorable capital markets
Financial Strength Symposium 6.9.2014

ANNUITIES: PRODUCT DIVERSIFICATION STRATEGY
• No cash value
• Payout Annuity
Single
Premium
Immediate
Annuity
• Diversification of
investments
• Living/Death
benefit options
• Equity/Fixed
income
investments
“Highest
Daily”
Suite
• No equity exposure
• Bond fund only
Prudential
Defined
Income
(PDI)
High
Low
Risk
Prudential
Premier
Investment
Variable
Annuity
(VA)
12
• Developing new products to meet market demand for a broad set of retirement income solutions
• Implementing product and design changes to reduce risk and manage volatility
High
Low
Financial Strength Symposium 6.9.2014
• Accumulation focused
• Greatest market
upside potential
• No living benefit option
• Wide variety of funds
including non-coupon
investments

ANNUITIES: LIVING BENEFIT EXPOSURE
(1)
Notional amount
– cannot be
accessed by
contract holder
Protected Protected
Withdrawal Withdrawal
Value Value
$122 billion $122 billion
Notional
“In-the-
Moneyness”
$10 billion
Account Account
Value Value
$112 $112
billion billion
$1 billion
Cost, in excess of
account value, to
buy immediate
annuity to defease
the living benefit
liability, which is
hedged
Economic
“In-the-
Moneyness”
(2)
Notional amount
– cannot be
accessed by
contract holder
Protected Protected
Withdrawal Withdrawal
Value Value
$109 billion $109 billion
Notional
“In-the-
Moneyness”
$14 billion
Account Account
Value Value
$95 $95
billion billion
$2 billion $2 billion
Economic
“In-the-
Moneyness”
(2)
2012 2013
13 Financial Strength Symposium 6.9.2014
1)
Represents products with guaranteed lifetime withdrawal benefits (GLWB), excluding PDI, as of end of period.
2)
Represents our living benefit exposure, as of end of period, based upon policyholder's guaranteed lifetime annual income amount on that date.

ANNUITIES: SALES AS AN OUTCOME
14
2009-2012
Increasing VA sales
in a rising market
2013
Moderating VA sales reflects strategy
to adapt products to current
environment and diversify risks
S&P 500
($ billions)
Financial Strength Symposium 6.9.2014
$0
$5
$10
$15
$20
$25
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
9.7
11.8
10.3
16.3
21.8
20.3
20.0
11.5
2006 2007 2008 2009 2010 2011 2012 2013
Gross Sales S&P 500

1)   Based on pre-tax AOI excluding market unlockings and experience true-ups, and impact of annual actuarial review as disclosed in company earnings releases, as percentage of average account value.
ANNUITIES: RETURN ON ASSETS (ROA)
(1)
15
2009 2010                                  2011    2012 2013
ROA
Financial Strength Symposium 6.9.2014
0.66%
0.44%
0.79%
0.76%
0.96%

RETIREMENT
• Market leader in Pension Risk Transfer (PRT)
– PRT pipeline and market remain strong; pace of transactions will be lumpy
– Foothold in U.K. longevity reinsurance market
• Investment Only Stable Value (IOSV) book exceeds $70 billion
(1)
– Filled post-crisis vacuum
– Favorable risk profile
– Increasing competition in market
• Investment in the Full Service business
– Improved cost efficiency and pipeline; strong persistency
– Solid value proposition focused on mid to large case market
16
1) As of 3/31/2014.
Financial Strength Symposium 6.9.2014

RETIREMENT: DEMAND FOR PENSION RISK TRANSFER
17
Improved Pension Plan Improved Pension Plan
Funded Status Funded Status
Heightened Awareness Heightened Awareness
of Pension Plan Risk of Pension Plan Risk
Greater Comprehension Greater Comprehension
of Risk Transfer Solutions of Risk Transfer Solutions
Driven by more stringent
funding rules, increasing
interest rates and surging
equity markets
Resulting from increased
external transparency and
a deeper understanding
of longevity and asset risk
Achieved by dispelling
common misconceptions
(i.e., too costly, too time-
consuming, not viable in a
low interest rate environment)
• There are three key drivers of a vibrant market for pension risk transfer transactions
U.K.
U.K.
$1.9 Trillion
$1.9 Trillion
(2) (2)
U.S.
U.S.
$3.0 Trillion
$3.0 Trillion
(1) (1)
Canada
Canada
$1.4 Trillion
$1.4 Trillion
(3) (3)
• The U.S., U.K. and Canada either have or are developing these drivers
The size of the DB markets in these countries represents significant opportunities
DB market assets estimated in U.S. dollars, as of year end 2013.
1) Investment Company Institute.
2) Pension Protection Fund.
3) Towers Watson Global Pension Assets Study 2014.
Financial Strength Symposium 6.9.2014

RETIREMENT: SALES, FLOWS, AND ACCOUNT VALUES
18
Sales
Account Values
(2)
1) Represents significant transactions
recorded in fourth quarter 2012.
2) At end of period.
Net Flows
($ billions)
45
71
38
19
44
9
($ billions)
($ billions)
Financial Strength Symposium 6.9.2014
$0
$10
$20
$30
$40
$50
$60
$70
$80
2011 2012 2013
Full Service
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
2011 2012 2013
Full Service and Institutional Investment Products
230
290
323
$0
$50
$100
$150
$200
$250
$300
$350
2011 2012 2013
Full Service Institutional Investment Products
Other Institutional Investment Products
Pension Risk Transfer (1)

INDIVIDUAL LIFE
• Stable earnings contributor; balances interest rate and equity market sensitivity in other businesses
• Shifting product emphasis to maintain attractive risk profile
• Hartford integration on track and delivering product and distribution benefits
– Back office integration, financial performance of acquired block, and synergies continue to track expectations
– Unified, Prudential-branded product portfolio reflecting enhanced innovation
• Chronic illness rider (BenefitAccess Rider)
• Unique hybrid indexed universal life product (Founders Plus)
• Unique variable universal life product (VUL Protector)
– Integrated, multi-channel distribution strategy; significantly increased presence in
Institutional (bank and wirehouse) channels
19 Financial Strength Symposium 6.9.2014

INDIVIDUAL LIFE: NEW BUSINESS PREMIUMS AND IN FORCE
20
1)  Annualized new business premiums, excludes corporate-owned life insurance.
2)  As of end of period, net of reinsurance ceded.
Sales
(1)
Face Amount In Force
(2)
($ millions) ($ billions)
Variable Life
Financial Strength Symposium 6.9.2014
278
412
731
$0
$100
$200
$300
$400
$500
$600
$700
$800
2011 2012 2013
234 233
376
$0
$50
$100
$150
$200
$250
$300
$350
$400
2011 2012
2013
376
Hartford Legacy Prudential
Legacy Prudential
Guaranteed
Universal Life
Term Other
Universal Life
Hartford

INDIVIDUAL LIFE: PRODUCT DIVERSIFICATION STRATEGY
21
1H 2013 2H 2013
1Q 2014
Sales
(1)
1) Annualized new business premiums, excludes corporate-owned life insurance.
Financial Strength Symposium 6.9.2014
59%
15%
26%
52%
20%
28%
38%
28%
34%
Other Universal Life and
Variable Life
Term Guaranteed Universal Life

• Overall Business
– Sales reflect focus on restoring appropriate returns
– Investing in underwriting and technology
– Emphasis on voluntary products
• Group Life
– Dominant source of profitability for Group Insurance
– Benefit ratios historically within expected ranges
– Benefiting from strong demand for voluntary products; 76% of life sales in 2013
• Group Disability
– 60% of the book has been repriced or lapsed over the past two years
(1)
– Significant investments in claims management
– Progress will not be linear
GROUP INSURANCE
22
1) For the years ended 12/31/12 and 2013, including 1/1/14 renewals.
Financial Strength Symposium 6.9.2014

GROUP INSURANCE: SALES AND IN FORCE
23
($ millions)
Sales
(1)
In Force Premiums
(2)
1) Annualized new business premiums.
2) As of end of period; net of reinsurance.
Financial Strength Symposium 6.9.2014
5,071
5,172
5,278
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2011 2012 2013
Life Disability
635
439
313
$0
$100
$200
$300
$400
$500
$600
$700
2011 2012 2013
Voluntary Life Basic Life Disability

ASSET MANAGEMENT
• Leading global asset manager with a unique multi-manager model
– Global top 10 asset manager
(1)
– Broad client base including many of the world’s most sophisticated clients
– Diversified product suite and broad range of investment capabilities
• Robust underlying fundamentals and attractive shareholder returns
– Strong, consistent financial performance
– 14% annual AUM growth over past 5 years
– Earnings driven primarily and increasingly by asset management fees
• Source of competitive advantage for the Prudential businesses
– Culture of product innovation; collaborating with Annuities and Retirement to meet client needs
• Higher investment margins for the General Account
• Continuing to invest in the business and in its people to drive further growth
24 Financial Strength Symposium 6.9.2014
1)
Based on Pensions & Investments Top Money Managers list for 2013 assets. Assets represent assets managed by Prudential Financial.
2)
Assets managed by the Asset Management segment as of 12/31/13.
(2)

TODAY’S DISCUSSION 25 • Executive Summary • Prudential’s U.S. Business Portfolio • Review of U.S. Businesses • Conclusion Financial Strength Symposium 6.9.2014

CONCLUSION
26
• Prudential’s U.S. businesses portfolio represents an attractive mix of businesses and risks
• Among the best positioned in the industry to participate in growth opportunities
– Long term trends are putting money in motion
– Established and emerging solutions directly address these opportunities
– Superior and highly relevant set of capabilities, leveraged both within and across businesses
– Access a broad set of institutional and individual customers through multiple distribution channels
• Sales are an outcome of our focus on:
– Pursuing market opportunities
– Achieving appropriate returns
– Maintaining an attractive balance of risks
• Strong and sustainable financial performance by virtue of our business mix, operating leverage, and quality of earnings
Financial Strength Symposium 6.9.2014

ASSET MANAGEMENT DAVID HUNT PRUDENTIAL INVESTMENT MANAGEMENT PRESIDENT & CEO

OUR DISCUSSION TODAY
2 Financial Strength Symposium 6.9.2014
•
Prudential is a leading global asset manager with a distinct multi-
manager model
• The Asset Management business has robust underlying fundamentals and attractive shareholder returns
• Asset Management is a source of competitive advantage for the other
Prudential businesses
• Prudential continues to invest in the Asset Management business and in its people to drive further growth

LEADING GLOBAL ASSET MANAGER
3
1) Based on Pensions & Investments (P&I) Top Money Managers list for 2013 assets. Assets represent assets managed by Prudential Financial.
2) As of 3/31/14.
3) Assets Under Management; as of 3/31/14.
• Global top 10 asset manager
(1)
• Broad client base including many of the world’s most sophisticated clients
• Diversified product suite and broad range of investment capabilities
• Global business model and presence
– 30 offices on 5 continents
(2)
– 21% of third party AUM
(3)
from non-U.S. clients
• Distinct multi-manager model focused on delivering investment performance
Financial Strength Symposium 6.9.2014

PRUDENTIAL’S MARKET LEADING POSITION AS
10    LARGEST ASSET MANAGER
4
1) Pensions & Investments Top Money Managers list.
2) Figure includes Prudential’s Asset Management business of $870 billion and non-proprietary assets under management for Prudential Financial of $237 billion.
Financial Strength Symposium 6.9.2014
Top 10 Asset Managers
(1)
2013 Total Assets ($ billions)
1. BlackRock
4,324
2.    Vanguard Group
2,753
3.    State Street Global Advisors
2,345
4.    Fidelity Investments
2,160
5.    J.P. Morgan Asset Management
1,598
6.    BNY Mellon Asset Management
1,583
7.    PIMCO
1,535
Capital Group
1,339
Deutsche Asset & Wealth Management
1,289
1,107
(2)
8.
10.  Prudential Financial
TH
9.

5
$1.88 billion
1) Year ended 12/31/13.
• 78% of fee-based revenues from clients outside of the General Account
• Balanced revenue base across institutional, retail, and affiliated clients
Asset Management Fees
(1)
Financial Strength Symposium 6.9.2014
General Account
22%
Third Party
Institutional
43%
Affiliated
Institutional
2%
Third Party
Retail
26%
Affiliated Retail
7%
REVENUES WELL-BALANCED ACROSS CLIENT GROUPS

ROBUST INSTITUTIONAL CLIENT BASE
• Over 1,100 third party clients
(1)
• 60 third party clients with more than $1 billion invested with us
(1)
– 46 U.S. clients
– 14 international clients
• 7 out of top 10 Fortune 500 companies
(2)
• 24 out of largest 25 corporate U.S. pension plans
(3)
• 24 out of largest 25 public U.S. pension plans
(3)
• 116 out of largest 300 global pension funds
(4)
6
1) As of 3/31/14.
2) Based on CNN Money, Fortune 500 annual ranking of America’s largest corporations as of 12/31/13, published January 2014.
3)
Based on U.S. Plan Sponsor rankings in Pensions & Investments as of 9/30/13, published January 2014.
4) /Towers Watson Top 300 Pension Funds ranking, as of 12/31/12, published September 2013.
Financial Strength Symposium 6.9.2014
P&I

DIVERSIFIED PRODUCT OFFERING
7
1) Includes both traditional and alternative asset allocation products.
PUBLIC FIXED
INCOME
U.S. Broad Market: Core
Conservative, Core, and Core
Plus, and Absolute Return
U.S., European, and Global IG
Corporate
Global Leveraged Finance
Global and Emerging Market
Debt
Municipal Bonds
Short, Intermediate, and  Long
Duration
Liability Driven Investing
EQUITY
Large Cap Growth Equity
Large Cap Value Equity
Large Cap Core Equity
Global, Developed, and
Emerging Markets
Small and Mid Cap Equity
Opportunistic Equity
Sector Strategies
Equity Indexing
Structured Equity
Fundamental and Quantitative
REAL ESTATE
Core, Value Add, and
Opportunistic
U.S., Europe, Latin America,
Middle East, and Asia
Global Real Estate Securities
U.S. and European Real Estate
Debt
Commercial Mortgages
ALTERNATIVES
Long / Short Fixed Income
Emerging Markets
Relative Value
Collateralized Loan Obligations
Bank Loans
Mezzanine
Global Tactical Asset Allocation
Equity Long / Short
Market Neutral
Multi-Asset Class (1)
• Broad range of investment capabilities tailored to evolving client needs
• Accessed through proven multi-manager model
PRIVATE FIXED
INCOME
Privately Placed Debt
Commercial Mortgages
Agricultural Debt
Financial Strength Symposium 6.9.2014

ASSET CLASS MIX DIVERSIFIES FEE REVENUE
8
1) Year ended 12/31/13. Alternatives included in relevant underlying asset classes.
$1.88 billion
Financial Strength Symposium 6.9.2014
Public Fixed
Income
38%
Public Equity
31%
Real Estate
17%
Commercial
Mortgages
5%
Private Fixed
Income
9%
Asset Management Fees
(1)

GLOBAL FOOTPRINT
9
• 30 offices on 5 continents
(1)
• Broad global investment platform and client facing capability
• Building out Global Institutional Relations Group to deepen coverage of sovereign wealth funds and central banks – currently managing over $26 billion in assets
(1)
1) As of 3/31/14.
Note: Rio de Janeiro, Milan, and Shanghai are offices for joint ventures where Prudential has a minority stake.
Financial Strength Symposium 6.9.2014

DISTINCT MULTI-MANAGER MODEL
10
• Autonomy of investment process and business decisions
• Product design done at affiliate level
• Talent, culture, and people decisions made at affiliate level
Fundamental
Equity and Fixed
Income
Quantitative
Equity and Asset
Allocation
Public Fixed
Income
Private
Placement and
Mezzanine Debt
Real Estate
Debt
Real Estate
Equity
Local market
asset managers
in Asia, Europe
and Latin America
U.S. Mutual Fund
Distribution and
Research
Financial Strength Symposium 6.9.2014
Prudential
Investment
Management
Jennison
Associates
Quantitative
Management
Associates
Prudential
Fixed
Income
Prudential
Capital
Group
Prudential
International
Investments
Prudential
Real Estate
Investors
Prudential
Mortgage
Capital
Company
Prudential
Investments
• Power of Focus
• Clarity of Accountability
• Strength of Diversification

OUR DISCUSSION TODAY
• Prudential is a leading global asset manager with a distinct multi-
manager model
11
•
The Asset Management business has robust underlying
fundamentals and attractive shareholder returns
• Asset Management is a source of competitive advantage for the other
Prudential businesses
• Prudential continues to invest in the Asset Management business and in its people to drive further growth
Financial Strength Symposium 6.9.2014

• Consistent, strong investment performance for clients
• Deep manager experience and robust investment
processes drive Alpha generation
• • 26 26 consecutive consecutive quarters quarters of of positive positive institutional institutional net net flows flows
(1) (1)
• • Rapidly growing retail business, including mutual funds Rapidly growing retail business, including mutual funds
• • 14% 14% annual annual AUM AUM growth growth over over past past 5 5 years years
(2) (2)
• • Earnings driven primarily and increasingly by asset Earnings driven primarily and increasingly by asset management fees management fees
• • Strong and attractive returns with improved quality Strong and attractive returns with improved quality of earnings of earnings
ROBUST UNDERLYING FUNDAMENTALS
12
Investment
Performance
Client Client
Flows Flows
Earnings Earnings
1) Through 3/31/14.
2) Assets managed by the Asset Management segment as of 12/31/13.
Financial Strength Symposium 6.9.2014

17.5%
16.5%
Asset
Management
Russell 1000
Growth
STRONG INVESTMENT PERFORMANCE
13
1) Based on all actively managed Fixed Income and Equity AUM reported in eVestment for Jennison Associates, Prudential Fixed Income, and Quantitative
Management Associates. Composite assets reported in eVestment assumed to represent full strategy AUM. As of 12/31/13.
2) Performance reported in eVestment as of 12/31/13. Core Plus and Emerging Markets Debt managed by Prudential Fixed Income, U.S. Small Cap Core managed by Quantitative Management Associates, and Large Cap Growth managed by Jennison Associates.
% of AUM above Benchmark
(1)
Net of Fees, 3-Year Period
82%
84%
Performance of Select Strategies
(2)
Net of Fees, 3-Year Period
Large Cap Growth
Core Plus Emerging Markets Debt
U.S. Small Cap Core
20.5%
15.7%
Asset
Management
Russell 2000
5.7%
3.3%
Asset Management Barclays U.S.
Aggregate
Financial Strength Symposium 6.9.2014
Fixed
Income
Equity
7.2%
6.1%
Asset
Management
JPM EMBI Global
Diversified

DEEP MANAGER EXPERIENCE,
STRONG INVESTMENT PROCESSES
14
• Deep, stable, and experienced investment talent base
– Average manager tenure of 16 years with Prudential, 22 years in industry
(1)
– Established track records
– Long-standing client relationships – over 100 clients for more than 20 years
(1)
• Rigorous fundamental and quantitative research heritage
• Distinct, autonomous investment processes with key common elements:
– Consistent and team based
– Well-defined
– Institutional-quality
• Robust risk management framework
1) As of 3/31/14.
Financial Strength Symposium 6.9.2014

26 CONSECUTIVE QUARTERS OF
POSITIVE INSTITUTIONAL NET FLOWS
(1)
15
Third Party Institutional Net Flows
(2)
($ billions)
13.2
28.7
16.9
17.2
19.4
2009 2010 2011 2012 2013
1) Through 3/31/2014.
2) Excludes money market activity.
Financial Strength Symposium 6.9.2014

FAST GROWING RETAIL BUSINESS DRIVEN BY NET FLOWS
16
Third Party Retail AUM
(1)
($ billions)
• Our retail business has grown organically over the last 5 years as we have strengthened and diversified our distribution capabilities and product line and realized strong investment performance
AUM attributable to
net flows, 2010-13
(2)
61
115
31
2009 2013
1) At end of period.
2) Excludes money market activity.
17%
CAGR
Financial Strength Symposium 6.9.2014

STRONG ORGANIC GROWTH OVER THE LAST 5 YEARS
17
Total AUM
(1)
($ billions)
P&I Ranking
(3)
13 10
1) For Asset Management segment, at end of period.
2) Excludes money market activity.
3) Pensions & Investments Top Money Managers list.
AUM attributable
to third party net
flows, 2010-13
(2)
515
870
113
2009 2013
14%
CAGR
Financial Strength Symposium 6.9.2014

GROWING FEE BASE
18
• Our consistent and strong investment performance, broad client base, and diversified product capabilities have led to strong net flows
• Net flows, combined with market appreciation, have led to consistently higher and stable fee-
based revenues
1,097
1,326
1,541
1,667
1,881
2009 2010 2011 2012 2013
Asset Management Fees
Fees
($ millions)
14%
CAGR
Financial Strength Symposium 6.9.2014

STRONG, STABLE, FEE-BASED CONTRIBUTION
TO ENTERPRISE
19
($ millions)
1) Pre-tax; Adjusted Operating Income (AOI) excluding market driven and discrete items as disclosed in company earnings releases.
2) Other Related Revenue (ORR) on AOI basis, after associated direct costs; includes net incentive fees, net transaction fees, strategic investing AOI, and commercial mortgage revenue, excluding agency origination activities.
Excluding ORR
(2)
ORR
(2)
2009 2010 2011 2012 2013
279
426
468
438
595
(187)
97
263
180
128
92
523
731
618
723
Financial Strength Symposium 6.9.2014
Asset Management Adjusted Operating Income
(1)

HISTORICAL CAPITAL REDEPLOYMENT
20
1) Reflects dividends and returns of capital to parent holding company and deployed to affiliates not engaged in Asset Management activities.  Redeployment percentages based on after-tax adjusted operating income excluding market driven and discrete items as disclosed in company earnings releases; excludes strategic investing and Prudential Mortgage Capital Company commercial mortgage activities.
Financial Strength Symposium 6.9.2014
• Average annual capital redeployment has been ~80-90% of earnings over the last 5 years
Capital Redeployment
(1)
2009 2010 2011 2012 2013
410
405
306
223
200
($ millions)

1,529
911
1,900
IMPROVING RISK PROFILE CONTRIBUTES TO
ROE PERFORMANCE
21
Investments and Interim Loan Portfolio
Interim Loan
Portfolio
(1)
Strategic
Investments
ROE
($ millions)
$3,429
$933
Required Equity $760 $420
1) Principal balance of outstanding loans.
12/31/08 3/31/14
22
Financial Strength Symposium 6.9.2014

2013 KEY FINANCIAL METRICS
22
Metric 2013
Asset Management Fees ($ millions) 1,881
Pre-Tax AOI ($ millions) 723
Operating Margin 27%
AUM ($ billions) 870
1) For Asset Management segment; as of 12/31/13.
Financial Strength Symposium 6.9.2014
(1)

OUR DISCUSSION TODAY
• Prudential is a leading global asset manager with a distinct multi-
manager model
23 Financial Strength Symposium 6.9.2014
•
Asset Management is a source of competitive advantage for the other Prudential businesses
• Prudential continues to invest in the Asset Management business and in its people to drive further growth
• The Asset Management business has robust underlying fundamentals and attractive shareholder returns

COLLABORATING WITH OUR AFFILIATES
TO GENERATE ENTERPRISE VALUE
24
• Higher investment margins for the General Account
– Private Fixed Income and Commercial Mortgages have historically led to higher returns
• Capacity to manage significant additional General Account assets with existing infrastructure
• Culture of product innovation, collaborating with Annuities and Retirement to meet client needs
–
Annuities:
AST Investment Grade Bond Portfolio, AST Multi-Sector Fixed
Income Portfolio
–
Retirement:
Pension Risk Transfer, Stable Value
• Opportunity to compete on our affiliated Annuities and Retirement platforms
Financial Strength Symposium 6.9.2014

PRIVATES IMPROVE INVESTMENT MARGIN
FOR THE GENERAL ACCOUNT
25
General Account Investment Portfolio
$334 billion
(1)
• Asset Management capabilities and strengths in Private Fixed Income and Commercial Mortgage originations and underwriting provide a strategic advantage to the General Account
• Privates have historically led to higher returns for the General Account versus the comparable
Public asset classes
Financial Strength Symposium 6.9.2014
Other
Investments
80%
20%
Privates
(2)
1) General Account portfolio for the Financial Services Businesses; excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet. As of 3/31/14; at balance sheet carrying amount.
2) Privates, totaling $65.1 billion, includes private debt managed by Prudential Capital Group and commercial mortgages managed by Prudential
Mortgage Capital Company.

OUR DISCUSSION TODAY
• Prudential is a leading global asset manager with a distinct multi-
manager model
26
• The Asset Management business has robust underlying fundamentals and attractive shareholder returns
• Asset Management is a source of competitive advantage for the other
Prudential businesses
•
Prudential continues to invest in the Asset Management business and in its people to drive further growth
Financial Strength Symposium 6.9.2014

STRATEGICALLY POSITIONED FOR GROWTH
27
• Prudential Investment Management has made targeted investments in our people, investment capabilities, and in other strategic areas
– Over 50 new investment products and strategies launched since 2012
– Over $400 million in focused seed capital committed at year-end 2013
– Over 40 new middle and senior management positions created since 2013
• Globalization and investors’ changing approach to asset allocation provide a foundation for Asset Management growth opportunities
• Prudential Investment Management is investing in new capabilities and talent to take advantage of market trends
Financial Strength Symposium 6.9.2014

28
• Investor Base
• Investments
• Talent
• Non-Correlated
Alternatives
• Retirement
Income
• Real Assets,
Infrastructure
• Volatility
Managed
• Solutions
• Liability Driven
Investing
• De-Risking
• Outcomes
Financial Strength Symposium 6.9.2014
Globalization
Shift in Investment
Orientation
Broadening of
Investment
Categories
MARKET TRENDS PROVIDE THE BACKDROP FOR GROWTH

KEY STRATEGIC PRIORITIES
29
Continue to build a more resilient, diversified business portfolio
1
Continue to globalize our product and client footprint Continue to globalize our product and client footprint
Evaluate disciplined team lift outs and bolt on acquisitions Evaluate disciplined team lift outs and bolt on acquisitions
4
2
3
Financial Strength Symposium 6.9.2014
Develop broader solutions capability Develop broader solutions capability
Partner with other Prudential businesses to leverage enterprise capabilities
5

CONCLUSION
• Prudential is a leading global asset manager with a distinct multi-
manager model
30
• The Asset Management business has robust underlying fundamentals and attractive shareholder returns
• Asset Management is a source of competitive advantage for the other
Prudential businesses
• Prudential continues to invest in the Asset Management business and in its people to drive further growth
Financial Strength Symposium 6.9.2014

JOHN HANRAHAN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, INTERNATIONAL PRUDENTIAL INTERNATIONAL INSURANCE

KEY MESSAGES
2 Financial Strength Symposium 6.9.2014
• Proven, superior business model
• High ROE and low volatility earnings primarily driven by stable mortality and expense margins
• Captive distribution provides sustainable competitive advantage
• Well-positioned in attractive Japanese insurance market
• Solid risk management
• Sustained capital generation and deployment
1) Return on equity.
(1)

• Proven, Superior Business Model
• High ROE & Low Volatility Earnings
• Captive Distribution - Life Planner
• Captive Distribution - Life Consultant
• Supplemental Distribution Channels
• Well-Positioned in Attractive Japanese Insurance Market
• Risk Management, Capital Generation and Deployment
AGENDA
Financial Strength Symposium 6.9.2014

THE LIFE PLANNER MODEL
FOUNDATION OF OUR SUCCESS

•
Began in 1988
•
Differentiated approach for the Japanese life insurance market
•
Proprietary distribution through selective, high-quality sales force
•
Emphasize protection products requiring analysis of client needs
•
Target the affluent and mass affluent consumer; serve small business and professional markets
Financial Strength Symposium 6.9.2014

EXPANSION THROUGH DIVERSIFICATION

• Life Consultants
(1)
expand proprietary distribution coverage
to middle-market customers, and have strong affinity
group relationships
• Supplemental distribution through banks and independent agents expands access to investible wealth, geographical coverage and business market
• Product diversification to meet clients’ financial security needs over a lifetime
• Pursue opportunities in limited number of attractive countries outside Japan
Maintain Discipline, Quality, Solid Execution;
Guided by Life Planner Business Model Concepts
1) The formal name for Life Consultant is Life Plan Consultant.
Financial Strength Symposium 6.9.2014

MEETING CUSTOMER NEEDS THROUGH
PRODUCT AND CHANNEL EXPANSION

Customer
Segment
Primary
Customer
Needs
Product
Solution
Captive Channels
Life Planner
Distribution
Affluent
Death protection
Whole life & Term
Middle-market
Affinity groups
Life Consultant
Death protection
Retirement
Whole life & Term
Retirement income
USD products
Accident & Health
Multi-currency fixed
annuities
Third Party Channels
Bank / Independent Agency
High net worth
Business and
professional market
Death protection
Retirement
Business planning
Savings
Whole life & Term
Retirement income
USD products
Accident & Health
Multi-currency fixed
annuities
Mass affluent
Business and
professional market
Retirement
Business planning
Retirement income
USD products
Accident & Health
Financial Strength Symposium 6.9.2014

EMPHASIS ON PROTECTION PRODUCTS

Savings
(4)
18%
Accident
& Health
8%
Retirement
22%
Death
Protection
52%
1) As of 12/31/2013.  Annualized premiums in force, including paid-up policies and 10% of single premium.  Japan only.
2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; including Japanese yen 82 per U.S. dollar.
U.S. dollar denominated activity is included based on the amounts as transacted in U.S. dollars.
3) For the year ended 12/31/2013.  Japan only.
4) Includes annuities and yen based bank channel single premium whole life.
Premiums In Force
(1)(2) Annualized New Business Premiums
(2)(3)
Financial Strength Symposium 6.9.2014
Savings
(4)
16%
Death
Protection
54%
Retirement
16%
Accident
& Health
14%

SUCCESSFUL TRACK RECORD OF
ACQUISITIONS AND BUSINESS INTEGRATIONS

Kyoei
Aoba
Yamato
Star /
Edison
POJ
(millions)
11x
($ millions)
Financial Strength Symposium 6.9.2014
2001
• Kyoei Life, Japan – acquired in bankruptcy
• Predecessor of today’s Gibraltar Life
2004
• Aoba Life, Japan
• Integrated into Prudential of Japan
2009
• Yamato Life, Japan
• Integrated into Gibraltar Life
2011
• AIG Star Life & AIG Edison Life, Japan
• Merged into Gibraltar Life
0.9
10.2
3/31/2001 3/31/2014
713
2001 2013
2,773
(1)(2)
(1)
1)
Japan only.
2)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.
Timeline Acquisitions
Number of In Force Annualized New
Policies Business Premiums

STAR/EDISON INTEGRATION SUBSTANTIALLY COMPLETE

Integration Costs
Cost Savings
More Productive
Sales Force
•
Incurred $340 million through 2013; total expected
approximately $400 million, down $100 million from
original estimate
•
Substantially achieved targeted $250 million
annualized cost savings as of fourth quarter 2013
•
Implemented agent training program, productivity
standards and variable compensation
Integrated Product
Portfolio
De-risked
Investment Portfolio
•
Replaced lower margin product portfolio with higher
margin products
•
Investment portfolio composition aligned with
Prudential quality standards
Financial Strength Symposium 6.9.2014

•
Proven, Superior Business Model
•
High ROE & Low Volatility Earnings
•
Captive Distribution - Life Planner
•
Captive Distribution - Life Consultant
•
Supplemental Distribution Channels
•
Well-Positioned in Attractive Japanese Insurance Market
•
Risk Management, Capital Generation and Deployment
AGENDA
Financial Strength Symposium 6.9.2014

1) Pre-tax adjusted operating income (AOI) excludes market driven and discrete items as disclosed in company earnings releases.
2) Hedged foreign currency exchange rate for Japanese yen per U.S. dollar.
SUSTAINED EARNINGS GROWTH
($ millions)
1,622
1,821
2,308
2,762
3,304
106
AOI FX Rate
(2) 99 92 85 80
Financial Strength Symposium 6.9.2014
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2009 2010 2011 2012 2013
Gibraltar Life and
Other Operations
Life Planner
Operations
•
Organic growth
•
Star/Edison acquisition
•
Favorable hedged currency trend through 2013
•
Other “tailwinds” in 2013
Pre-Tax Adjusted Operating Income
(1)

0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2010 2011 2012 2013
HIGH RETURN ON EQUITY DRIVEN BY FUNDAMENTALS
12
1) Based on after-tax AOI of our International Insurance operations, excluding market driven and discrete items as disclosed in company earnings releases, using overall effective tax rate for the Financial Services Businesses, and associated attributed equity excluding accumulated other comprehensive income and the impact of foreign currency exchange rate remeasurement.
• ROE has improved including Star/Edison business integration following
2011 acquisition
Return on Equity
(1)
22.0%
17.4%
18.3%
21.2%
Financial Strength Symposium 6.9.2014
February 2011
Star/Edison
Acquisition

• Proven, Superior Business Model
• High ROE & Low Volatility Earnings
• Captive Distribution - Life Planner
• Captive Distribution - Life Consultant
• Supplemental Distribution Channels
• Well-Positioned in Attractive Japanese Insurance Market
• Risk Management, Capital Generation and Deployment
AGENDA
Financial Strength Symposium 6.9.2014

CAPTIVE DISTRIBUTION
PROVIDES SUSTAINABLE COMPETITIVE ADVANTAGE

•
Affluent and mass affluent
consumers
•
Business and professional market
•
Mass middle-market
•
Affinity group relationships
•
Broad geographical coverage
Financial Strength Symposium 6.9.2014
Prudential of
Japan
Life Planner
Life Planner
Gibraltar Life
Gibraltar Life
Life Consultant
Life Consultant

BENEFICIAL CYCLE OF LIFE PLANNER MODEL

1) Data based on 2013 Prudential of Japan (POJ).  Annualized new business premiums (AP) produced by each Life Planner (LP) in a month; foreign denominated activity translated to U.S. dollars at uniform exchange rate, Japanese yen 82 per U.S. dollar. Number of new policies sold per LP per month, including medical policies. Total retention for agents in all service years. 13 month policy persistency measured based on face amount, 12 month rolling average data for 2013.
Superior
Returns &
Steady
Growth
Productivity
$22,600 AP per LP month
7.3 policies per LP month
Quality Quality
People People
Quality Quality
Products Products
Quality Quality
Service Service
Retention
89.6%
(1)
Persistency
95.2%
(1)
• Providing financial security over customers’ lifetime drives our beneficial cycle
Financial Strength Symposium 6.9.2014
High Life High Life
Planner Planner
Productivity Productivity
Quality Quality
Referrals Referrals
High Policy High Policy
Persistency Persistency
High Income High Income
for Life for Life
Planner Planner
High High
Customer Customer
Satisfaction Satisfaction
High Life High Life
Planner Planner
Retention Retention
(1)

QUALITY PEOPLE

1) Source:  Million Dollar Round Table Association, Japan - membership data as of 4/14/2014.
MDRT Japan Membership
(1)
24% of POJ Life Planners
are MDRT members
(1)
•
Industry leading Million Dollar Round Table memberships
•
Prudential of Japan has the highest number of MDRT members in the Japanese industry for 17 consecutive years
(1)
Financial Strength Symposium 6.9.2014
837
607
458
326
164
117
110

QUALITY PRODUCTS OVER A LIFETIME

• Needs-based selling over customer’s life cycle
Note: Specific needs and solutions will vary by customer
Financial Strength Symposium 6.9.2014
Young household,
early professional
career
Mid career,
pre-retirement
Retirement
• Premature death
income replacement
• Income loss and expenses
due to accident or sickness
• Accumulation of funds
for retirement
• Lifetime retirement income
• Term insurance
• Accident and health
policies and riders
• Whole life insurance
• Life insurance based
retirement income
products
30’s
40’s
50’s
60’s
Age
Prudential
Solutions
Financial Risk
Protection Needs
Client Life Cycle

QUALITY SERVICE

Customer Satisfaction
(1)
POJ Policy
Persistency
(2)
95%
2011
2012 2013
•
According to J.D. Power Asia Pacific, Prudential of Japan is the highest in customer satisfaction
(1)
for four years in a row
•
Satisfied customers drive high policy persistency
2014
Financial Strength Symposium 6.9.2014
1) Life Support Insurance segment of J.D. Power Asia Pacific 2011 – 2014 Japan Life Insurance Contract Customer Satisfaction Studies SM . Contract Customer
Satisfaction Study based on a total of 4,647 life insurance policyholders who purchased or renewed coverage during the past year.  japan.jdpower.com
2) 13 month policy persistency measured based on face amount, 12 month rolling average data for 2013.
1
#
1
#
1
#
1
#

LIFETIME CLIENT RELATIONSHIPS
DRIVE SUBSEQUENT SALES OPPORTUNITIES
Annualized New Business Premiums
(1)
POJ Second Sales to Existing Customers
($ millions)
117
121
145
191
152
Financial Strength Symposium 6.9.2014
$0
$50
$100
$150
$200
2009 2010 2011 2012 2013
Death Protection Accident & Health Retirement
1) Data based on Prudential of Japan sales to individual market; foreign denominated activity translated to U.S. dollars at uniform exchange rates;
Japanese yen 82 per U.S. dollar.

PAYOFF FROM QUALITY

• Superior business drivers of Life Planner model significantly increase the lifetime production of agents
Lifetime Sales of Agents
Traditional Agent
1) Sales represent annualized new business premiums. Assumptions for traditional agent: AP Productivity = $6,000 per month; Agent
Retention (Year 1/ Year 2/ Year 3+) = 55%/ 60%/ 80%; POJ Life Planner: AP Productivity = $22,600 per month; Agent Retention (Year
1/ Year 2/ Year 3+) = 83%/ 82%/ 90%.
Financial Strength Symposium 6.9.2014
(1)
Cumulative
Sales
($ millions)
2.5
2.0
1.5
1.0
0.5
0.0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Service Year
LP Retention
1.9
0.5
0.2
LP Productivity
and Retention

1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; including Japanese yen 82 per U.S. dollar,
Korean won 1,150 per U.S. dollar.
2) As of end of period.
LIFE PLANNER OPERATIONS –
ANNUALIZED NEW BUSINESS PREMIUMS
($ millions)
6,609
983
1,107
1,321
1,214
Life Planner
Count
(2)
6,565 6,792 7,058 7,248
892
Financial Strength Symposium 6.9.2014
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2009 2010 2011 2012 2013
Other Countries
Japan
Annualized New Business Premiums
(1)

•
Proven, Superior Business Model
•
High ROE & Low Volatility Earnings
•
Captive Distribution - Life Planner
•
Captive Distribution - Life Consultant
•
Supplemental Distribution Channels
•
Well-Positioned in Attractive Japanese Insurance Market
•
Risk Management, Capital Generation and Deployment
AGENDA
Financial Strength Symposium 6.9.2014

CAPTIVE DISTRIBUTION
PROVIDES SUSTAINABLE COMPETITIVE ADVANTAGE

• Affluent and mass affluent
consumers
• Business and professional market
• Mass middle-market
• Affinity group relationships
• Broad geographical coverage
Financial Strength Symposium 6.9.2014
Life Planner
Prudential of
Japan
Life Consultant Gibraltar Life

LIFE CONSULTANT DISTRIBUTION - BROAD MARKET COVERAGE
WITH ACCESS TO NEARLY ALL OF JAPANESE POPULATION

• Branch offices established in substantially
all prefectures
• Prudential training supports emphasis on
death protection products and needs-based
selling
• Serving expanding need for retirement
income security products
• Teachers Association and other affinity
group relationships provide recurring
sources of new business
1) As of 4/1/2014.
Financial Strength Symposium 6.9.2014
Osaka area
Tokyo area
83 branch offices
supporting Life Consultants
(1)

LIFE CONSULTANT DISTRIBUTION - TEACHERS MARKET

Member eligibility:
Public school teachers
and support employees
• Relationship since 1952
• Access to approximately 950,000
(1)
active teachers
and support employees of public schools through 47
prefectural (local) associations and 35,000 schools
(1)
• Life Consultants serve teachers’ financial security needs
– Annualized new business premiums   : $216 million, 25% of Life Consultant sales
– Out of $216 million, ~12% of sales were from retiring teachers
(3)
Financial Strength Symposium 6.9.2014
Japanese Educational Mutual Aid
Japanese Educational Mutual Aid Japanese Educational Mutual Aid
Association of Welfare Foundation
Association of Welfare Foundation Association of Welfare Foundation
(Teachers Association)
(Teachers Association) (Teachers Association)
1) As of 5/1/2013, based on the latest annual data published.
2) For 2013.  Foreign denominated activity translated to U.S. dollars at uniform exchange rate; Japanese yen 82 per U.S. dollar.
3) For those teachers who retired in March 2013 and purchased our single premium products during April – June 2013 period.
(2)

TEACHERS ASSOCIATION:
PERENNIAL SALES OPPORTUNITIES
Active Market
Retiree Market
26
~950,000
Active Teachers
(1)
~200,000
Retired Teachers
~33,000
new hires
each year
~36,000
new retirees
each year
Financial Strength Symposium 6.9.2014
1) As of 5/1/2013, based on the latest annual data published. Includes support employees of public schools.
2) As of 5/1/2014.
Association Members
(2)

GIBRALTAR LIFE – POST KYOEI ACQUISITION

•
Acquired Kyoei Life in 2001 – Life Consultant count reduced while productivity grew
Post-Kyoei Acquisition
Pre-Star/Edison
Acquisition
Life Consultant Count
Financial Strength Symposium 6.9.2014
3,100
5,100
7,300
7,400
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2001 2002 2003 2010
Life Consultant Count
Life Consultant AP Productivity
Historical Life Consultant Count & AP Productivity
(1)
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.
Annualized new business premium per Life Consultant per month.

GIBRALTAR LIFE – POST STAR/EDISON ACQUISITION

• Acquired Star and Edison in 2011, added 7,300 agents upon acquisition
Post-Star/Edison Acquisition
Life Consultant Count
Financial Strength Symposium 6.9.2014
7,400
6,700
6,400
7,400
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
2010 2011 2012 2013
Life Consultant Count Life Consultant AP Productivity
(1)
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.
Annualized new business premium per Life Consultant per month.
Life Consultant Count & AP Productivity

1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; including Japanese yen 82 per U.S. dollar.
2) As of end of period.
LIFE CONSULTANT DISTRIBUTION –
ANNUALIZED NEW BUSINESS PREMIUMS
Annualized New Business Premiums
(1)
($ millions)
519
943
898
849
Life Consultant
Count
(2)
6,281 12,791 11,333 9,327
-10%
-27%
Change from
2011 to 2013
Financial Strength Symposium 6.9.2014
$0
$250
$500
$750
$1,000
2010 2011 2012 2013

•
Proven, Superior Business Model
•
High ROE & Low Volatility Earnings
•
Captive Distribution - Life Planner
•
Captive Distribution - Life Consultant
•
Supplemental Distribution Channels
•
Well-Positioned in Attractive Japanese Insurance Market
•
Risk Management, Capital Generation and Deployment
AGENDA
Financial Strength Symposium 6.9.2014

• Sales can be volatile due to
changes in interest rates and
competitor actions
• Less influence over distribution
• Profitability can vary with
changes in product mix
• Manage to bottom line, not
top line
• Balance profitability and
business mix
BANK AND INDEPENDENT AGENCY DISTRIBUTION
BRINGS GROWTH OPPORTUNITIES AND CHALLENGES
31
• Enhances access to expanded
customer base and investable
wealth
• Growth potential through
development of distribution
relationships
• Competitive product portfolio
meets customer needs
• Strong brand name attracts
security focused customers
• Leverages infrastructure costs
Advantages Challenges
Financial Strength Symposium 6.9.2014

SUPPLEMENTAL DISTRIBUTION CHANNELS
EXPAND MARKET ACCESS, CONTRIBUTE OPPORTUNISTIC SALES

1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 82 per U.S. dollar,
Korean won 1,150 per U.S. dollar.
2) Represents Bank and Independent Agency distribution.
Annualized New Business Premiums
(1)
($ millions)
1,519
1,898
3,083
3,956
3,118
Financial Strength Symposium 6.9.2014
$0
$1,000
$2,000
$3,000
$4,000
2009 2010 2011 2012 2013
Life Planner Life Consultant Third Party
(2)

AGENDA
Financial Strength Symposium 6.9.2014
•
Proven, Superior Business Model
•
High ROE & Low Volatility Earnings
•
Captive Distribution - Life Planner
•
Captive Distribution - Life Consultant
•
Supplemental Distribution Channels
•
Well-Positioned in Attractive Japanese Insurance Market
•
Risk Management, Capital Generation and Deployment

WORLD LIFE INSURANCE MARKETS

• Japan is the second largest market in the world
• Southeast Asia is growing fast, but the market size is still small (< 2% of world)
2012 Life Insurance Premiums
(1)
($ billions)
1)
China
Korea
Taiwan
India
SE Asia
Other
433
Financial Strength Symposium 6.9.2014
568
524
72
206
149
106
United States Japan Asia ex-
Japan
Latin
America
United
Kingdom
France Germany
Source: Swiss Re. Based on 2012 life premium volume, foreign denominated activity translated to U.S. dollars at average exchange rates for 2012.
World total life premiums are $2,621 billion. This chart is not inclusive of the remainder of Europe, Africa, Oceania and Canada.

JAPAN: SUBSTANTIAL GROWTH OPPORTUNITIES
IN AN ATTRACTIVE MARKET

Market Context
Market Size
• World’s second largest life insurance market:
Life premiums $524 billion
(1)
Household
Wealth
• Household sector wealth ¥1,645 trillion ($15.6 trillion)
(2)
Investable
Asset Pool
• ¥874 trillion ($8.3 trillion) household pool of currency and deposits is among the world’s largest
(2)
Retirement
Market
• Expanding retirement market driven by aging population, increased emphasis on individual responsibility for financial security
Product
Trend
• Customers prefer insurance products to equities for savings and investments
Distribution
Trend
• Growing distribution opportunities include banks and independent distributors
1) Source: Swiss Re - World Insurance in 2012, based on 2012 life insurance premiums.
2) Based on 12/31/2013 data; Sources: Bank of Japan, Oanda. Yen to the U.S. dollar translation at the spot currency FX rate as of 12/31/2013.
Financial Strength Symposium 6.9.2014

New Business Face Amount
(1)
PRUDENTIAL’S GROWTH IN JAPAN
CONTRASTS TO INDUSTRY TREND
(¥ trillions)
Industry
Prudential Japanese
Insurance Operations
36
1) Source: The Life Insurance Association of Japan.  Fiscal year starting April 1.  Industry data excludes Japan Post Insurance; includes policy conversions.
(¥ billions)
Financial Strength Symposium 6.9.2014
124
107
99
89
67
61
61
63
67
73
4,197
4,732
4,848
4,984
5,018
4,861
4,826
4,917
5,170
6,935
8,099
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
-
20
40
60
80
100
120
140
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
77

Number of Life Insurance Captive Agents
(1)
JAPAN INDUSTRY –
NUMBER OF CAPTIVE AGENTS
37
1) Source: Japan Institute of Life Insurance. Data as of fiscal year end March 31.  Some former captive agents continue their career in life insurance industry as independent sales agents.
• Fewer captive agents to meet customer needs
Captive agents
(thousands)
Population
per agent
increased
88%
Industry
agent
count
declined
45%
Financial Strength Symposium 6.9.2014
291
546
-
100
200
300
400
500
Population per captive agent
-
50
100
150
200
250
300
350
400
450
1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012
Number of captive agents

1980 1990 2000 2010 2020 2030 2040
65 and over
15-64 years old
0-14 years old
Japan Demographics
JAPAN DEMOGRAPHIC CHANGE –
CUSTOMERS’ CHANGE OF NEEDS BY DEMOGRAPHIC SHIFT
38
1) Source: Japan Statistics Bureau, as of January, 2012.
67%
9%
24%
19%
15%
12%
10%
10%
12%
69%
23%
29%
32%
36%
68%
59%
58%
54%
• Retirement income needs
• Healthcare needs
• Inheritance needs
13%
64%
17%
118
Population
(in millions)
124 127 128 124 117 107
Financial Strength Symposium 6.9.2014
(1)
We have experienced agents
who can help customers meet
their evolving needs

LEADING POSITION IN ATTRACTIVE MARKET

• New business face amount
• Annualized new business premiums
• In force face amount
• Premium income
(2)
• Total assets
Ranking Category
Rank
(1)
10.1%
7.8%
7.4%
6.9%
5.3%
#3
#5
#5
#5
#6
Market Share
(1)
Financial Strength Symposium 6.9.2014
Prudential is a leading life insurer in Japan
Premium income
(2)
1) Source: Company data published in individual company websites.  Industry / market share data excludes Japan Post Insurance. Nine months ended 12/31/2013.
2) Prudential’s premium income amount was adjusted down for internal reinsurance transactions.

PRUDENTIAL SALES IN JAPAN VS.
U.S. LIFE INSURERS SALES IN U.S.

1) U.S. individual insurance sales (annualized premium with 10% excess premium) based on LIMRA; Prudential Japan foreign currency denominated activity translated to U.S. dollars at uniform exchange rates;  Japanese yen 82 per U.S. dollar.  Annuities excluded.
2) The combined Top 4 U.S. companies include Northwestern Mutual, Prudential (U.S.), New York Life and Lincoln National.
2013 Annualized New Business Premiums
(1)
($ millions)
(2)
Financial Strength Symposium 6.9.2014
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Pru Japan Top 4 U.S. Company 1 Prudential
(U.S.)
Company 3 Company 4
Companies

PURSUING OPPORTUNITIES IN LIMITED NUMBER OF
ATTRACTIVE COUNTRIES OUTSIDE JAPAN

•
Well established operation in Korea
– Annualized new business premiums, $167 million
(1)
– Approximately 1,800 Life Planners
(2)
– Adjusted operating income, $251 million
(1)
•
Cultivating Life Planner operation in Brazil
– Annualized new business premiums, $83 million
(1)
– Approximately 850 Life Planners
(2)
•
Joint Ventures: Footholds of future potential opportunities
– India, China, Malaysia
1) For the year ended 12/31/2013.
2) As of 3/31/2014.
Financial Strength Symposium 6.9.2014

• Proven, Superior Business Model
• High ROE & Low Volatility Earnings
• Captive Distribution - Life Planner
• Captive Distribution - Life Consultant
• Supplemental Distribution Channels
• Well-Positioned in Attractive Japanese Insurance Market
• Risk Management, Capital Generation and Deployment
AGENDA
Financial Strength Symposium 6.9.2014

FOREIGN CURRENCY RISK MANAGEMENT

Potential Exposure
Risk Management
Asset-Liability
Management
Well Matched FX
Shareholder Value in US$
Comprehensive
Hedging Program
• Income and Cash Flow
• Equity Value
Accounting
Remeasurement
Non-Economic Noise
Financial Strength Symposium 6.9.2014

JAPANESE YEN INCOME HEDGE

1) For 2013.
2) Percentage of expected yen-based AOI hedged as of 3/31/2014.
• Roughly 50% of Japan’s AOI is Yen-based
(1)
• Yen-based AOI is hedged over a 36 month rolling period using a series of FX forwards with laddered maturities
• The Yen plan rate is derived from the weighted average hedged rate
• Hedging Yen-based AOI protects the USD value of Japan capital repatriation
Income Hedges 2014 2015 2016 2017
% of Yen AOI Hedged
100% 88% 37% 3%
Plan Rates (¥/$)
¥82
Financial Strength Symposium 6.9.2014
(2)

INTEREST RATE ENVIRONMENT
10-Year Government Bond Yield
•
Interest rates have been low in Japan for more than fifteen years
– Majority of POJ’s in force business was written in a low rate environment
– Rehabilitation measures lowered crediting rates of legacy business of Gibraltar
•
High-quality long duration investment portfolio
•
Repriced products to maintain profitability
•
Protection products provide stable
earnings from mortality and
expense margins
•
Fixed annuity products designed to
mitigate interest rate risk
– Pricing updates bi-weekly
– Early surrenders subject to market
value adjustments (MVA)
45 Financial Strength Symposium 6.9.2014
1%
2%
3%
4%
5%
6%
7%
8%
1997 1999 2001 2003 2005 2007 2009 2011 2013
JGB UST
0%

SOLVENCY MARGIN RATIO

• Solvency margin position of Prudential’s Japanese companies – well capitalized and financially secure
Stressed Scenario
~680%
~800%
• Japan Equity
• Real Estate
• USD & AUD Exchange Rates
• Interest Rates
Down 55%
Down 35%
Strengthening 20%
Up 100 bps
Stressed Scenario
(2)
March 31, 2014
777% Prudential of Japan
Gibraltar Life
(1)
955%
SMR
1) Gibraltar Life consolidated basis.
2)    Represents indicated change applied to asset valuation as of 3/31/14.
Financial Strength Symposium 6.9.2014

HIGH QUALITY INVESTMENT PORTFOLIO

1) As of 3/31/2014, at balance sheet carrying amount.
2) Includes commercial/residential mortgage-backed securities and asset-backed securities.
3) Includes commercial/residential mortgage loans.
4) Includes trading account assets supporting insurance liabilities, policy loans, other trading account assets and short-term investments.
Japanese Insurance Operations Portfolio
(1)
$143 billion
Corporate Bonds
(Investment Grade)
2% Corporate Bonds (Below Investment Grade)
2% Equities
1% Other Long Term Investments
Structured Securities
(2)
Commercial Loans
(3)
Risk Assets
Other
(4)
Government
(JGB & UST)
Financial Strength Symposium 6.9.2014
26%
4%
5%
4%
5%
56%

HISTORICAL CAPITAL REDEPLOYMENT

($ billions)
• International Insurance operations have redeployed excess capital of more than
60% of after-tax AOI since 2009
1) Years 2009 – 2011 have been restated for U.S. GAAP accounting standards applicable to deferred policy acquisition costs (DAC) effective 1/1/2012.
After-tax AOI is based on overall FSB effective tax rates.
(1)
Financial Strength Symposium 6.9.2014
Over 60%
of after-tax
AOI
$1.2
$1.4
$1.7
$2.0
$2.3
$0.7
$0.4
$1.6
$1.3
$1.5
2009 2010 2011 2012 2013
After-tax AOI Capital Redeployed
Acquisition
Funding
and Other
45%
Dividends
16%
Debt
Repayment
21%
Affiliate
Lending
18%
$8.6
$5.5
Cumulative 2009 - 2013
Historical Capital Redeployment
Forms of Cumulative Redeployment

KEY TAKEAWAYS

• Proven, superior business model
• High ROE & low volatility earnings primarily driven by stable mortality and expense margins
• Captive distribution provides sustainable competitive advantage
• Well-positioned in attractive Japanese insurance market
• Solid risk management
• Sustained capital generation and deployment
Financial Strength Symposium 6.9.2014

SCOTT SLEYSTER
SCOTT SLEYSTER
SENIOR VICE PRESIDENT AND
SENIOR VICE PRESIDENT AND
CHIEF INVESTMENT OFFICER
CHIEF INVESTMENT OFFICER
PRUDENTIAL FINANCIAL, INC.
PRUDENTIAL FINANCIAL, INC.
INVESTMENT PORTFOLIO

WHAT DIFFERENTIATES PRUDENTIAL?
2 Financial Strength Symposium 6.9.2014
(1) Assets managed by Investment Management and Advisory Services as of 3/31/14.
Investment
Management is a
Core Competency
Underwrite Our
Own Credit
High Quality /
Matched Portfolio
•
Asset Management
is a Business Within
Prudential
•
$891 Billion
Managed
(1)
•
26 Consecutive
Quarters of Positive
Institutional Flows
(1)
•
Seasoned Talent
•
Best in Class
Privates and
Mortgages
•
Competitive
Advantage
•
Conservative
Standards
•
Liability Driven
•
Well Diversified by:
•
Well-matched
–
Asset Class
–
Industry
Sector
–
Geographic
Region
–
Issuer

(6)
(7)
BROAD DIVERSIFICATION
3
Financial Strength Symposium 6.9.2014
FSB General Account
Investment Portfolio
$334 Billion
(1)
FSB General Account
Fixed Maturities
$254 Billion
(5)
Equities, 2%
Other Long-Term
(3)
, 2%
Short-Term & Other, 2%
Policy Loans, 2%
Public Fixed Maturities, 66%
Private Fixed Maturities, 10%
Commercial Loans, 10%
(2)
TAASIL, 6%
(4)
39%
20%
5%
5%
3%
2%
2%
Corporates
Japanese Government
Foreign Government
U.S. Government
Commercial Mortgage-Backed
Asset-Backed
Residential Mortgage-Backed
(1) As of 3/31/14 at balance sheet carrying amount. Financial Services Businesses (“FSB”) excludes invested assets of our derivative and asset management operations.
(2) Commercial Mortgage and other loans. (3) Other Long-Term Investments consist of real estate and non-real estate related investments in JVs and partnerships, investment
real estate held through direct ownership and other miscellaneous investments.       Trading Account Assets Supporting Insurance Liabilities (investment results expected to ultimately accrue to contract holders). (5) At Fair Value. Percentages represent percentage of total FSB General Account (GA).  (6) Includes state and municipal securities, and securities related to the Build America Bonds program.  (7) Includes securities collateralized by sub-prime mortgages.
(4)

FSB GENERAL ACCOUNT
(1)
4 Financial Strength Symposium 6.9.2014
(1) As of 3/31/14 at balance sheet carrying amount. Excludes invested assets of derivative and asset management operations.
(2) Commercial Mortgage and other loans.
(3) Trading Account Assets Supporting Insurance Liabilities (investment results expected to ultimately accrue to contract holders).
The long duration nature of the liabilities in our Japanese Operations creates a natural appetite for government/agency bonds, limiting the allocation to Public and Private
Fixed Maturities and Commercial Mortgage Loans
FSB General Account, ex. Japanese Operations: $191 Billion
FSB General Account, Japanese Operations: $143 Billion

ASSET SELECTION - FOCUS ON QUALITY
5 Financial Strength Symposium 6.9.2014
(1) Amortized Cost. Reflects equivalent ratings for investments of the International Insurance operations. (2) NAIC 1-2. (3) NAIC 3-6.
FSB General Account
Fixed Maturity Portfolio
(1)
(2)
(2)
(3)
High or Highest Quality: Governments
High or Highest Quality: Non-Governments
Other Securities

LIMITED EXPOSURE TO NAIC 3-6
(1)
6 Financial Strength Symposium 6.9.2014
Weighted towards higher quality (NAIC 3)
Emphasis on allocations to Private
Placements with strong covenant packages
and ability to restructure
(1) As of 3/31/14 at Amortized Cost. Reflects equivalent ratings for investments of the International Insurance operations. (2) High Yield exposure reflects securities with
NAIC ratings 3-6.
Total FSB GA Fixed Maturity Portfolio
100% = $235 Billion
(1)
NAIC 3-6
$8.9 Billion
NAIC 1-2
96%
4%
Private Fixed Maturities: $3.2 billion
Public Fixed Maturities: $5.7 billion
• High Yield exposure
(2)
comprises less than 4%
of the FSB General Account (GA) portfolio

STATUTORY ASSET ALLOCATION: PEER COMPARISON
(1)
7 Financial Strength Symposium 6.9.2014
(1) As of 12/31/13. Represents Statutory data for the domestic insurance companies general accounts only. Percent of invested assets less Policy Loans.
Source: AM Best Data Suite.
NAIC 3 & Below as a Percentage of Invested Assets

CORPORATE BOND PORTFOLIO BY SECTOR
(1)
8 Financial Strength Symposium 6.9.2014
(1) As of 03/31/14. FSB includes Public and Private holdings. Based on Market Value.
Corporate Bond Holdings by Sector
Financial Services Businesses vs. Barclays U.S. Corporate Index
Financial Services Businesses Exposure
Overweight Barclays U.S. Corporate Index
Underweight Barclays U.S. Corporate Index

STRONG & WELL DIVERSIFIED COMMERCIAL LOAN
PORTFOLIO
9 Financial Strength Symposium 6.9.2014
(1) As of 3/31/14 at balance sheet carrying amount. (2) At gross carrying value. Excludes Agricultural loans (Commercial only). Prudential as of 3/31/14. ACLI as of
12/31/13 (latest available). (3) Other consists of golf courses, ski resorts, parking garages, self-storage, hospital and ground leases.
Commercial Mortgage
and Other Loans
$32 Billion
(1)
FSB General Account Portfolio
100% = $334 Billion
(1)
10%
(2)
(2)
(3)
  Weighted Average Debt Service Coverage Ratio (DSCR) 2.21x
  Weighted Average Loan to Value Ratio (LTV) 55%
  Agricultural and Commercial Loans at a Fixed Rate 96%
  Over 30 Days Past Due 0.1%
Pacific
31%
South
Atlantic
20%
Middle
Atlantic
14%
West
South
Central
9%
East North
Central
9%
Mountain
5%
Other
4%
New
England
3%
Asia
2%
West North
Central
2%
East South
Central
1%
Retail Apartments /
Multi
-
Family
Industrial Office Senior Living
& Other
Hospitality
FSB General Account
ACLI ex. Prudential

COMMERCIAL & AGRICULTURAL MORTGAGE LOAN
PORTFOLIO
10 Financial Strength Symposium 6.9.2014
(1) As of 3/31/14 at gross carrying value.
FSB General Account
(1)
($ millions)
Greater
than 2.0x
1.8x
to 2.0x
1.5x
to < 1.8x
1.2x
to < 1.5x
1.0x
to < 1.2x
Less
than 1.0x
Totals
0%-49.99% 5,189 $           897 $              1,227 $           877 $              249 $              184 $              8,623 $
50%-59.99% 3,479 1,124 1,481 1,101 338 72 7,595 $
60%-69.99% 4,427 1,129 1,375 2,138 321 52 9,442 $
70%-79.99% 1,480 126 820 1,040 341 237 4,044 $
80%-89.99% 19 49 48 99 78 3 296 $
90%-100% 88 - - 12 - 113 213 $
Greater than 100% - 19 25 18 56 50 168 $
Totals  14,682 $         3,344 $           4,976 $           5,285 $           1,383 $           711 $              30,381 $
1Q 2014 219 $             0.72%
1Q 2013  249 $             0.98%
4Q 2011 627 $             2.85%
4Q 2009 1,141 $          5.91%
Debt Service Coverage Ratio (DSCR)
Shaded
(higher LTVR, lower DSCR):

COMMERCIAL MORTGAGE MARKET DELINQUENCIES
11 Financial Strength Symposium 6.9.2014
As of 3Q13, the Life Insurance delinquency rate for commercial mortgage loans stood at 0.06%. Life Insurance delinquency rates peaked in excess of 7% in the early 90’s
Source: Mortgage Bankers Association – Q3 2013 Mortgage Delinquency Rates For Major Investor Groups (Dec 2013).
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
7.51%
1.95%
0.18%
0.06%
0.05%
CMBS (30+)
Banks & Thrifts (90+)
Fannie Mae (60+)
Freddie Mac (60+)
Life Ins. (60+)

NON-COUPON INVESTMENTS
12 Financial Strength Symposium 6.9.2014
(1) As of 3/31/14 at balance sheet carrying amount. (2) Excludes Equity Securities. Reported within Other Long-term Investments.
$ millions
4,268
1,543
276
Private Equity
Hedge Funds
JV/LP Non- Real Estate
Directly Owned
Real Estate
JV/LP Real Estate
FSB General Account Portfolio
100% = $334 Billion
(1)
Non-coupon
(2)
$6.1 Billion
1.8%
Prudential has increased its allocation to Non-
coupon investments in order to:
Diversify away from credit risk
Hedge long-tailed exposures in selected
product portfolios
Generate taxable capital gains allowing
monetization of tax benefits
Produce higher risk-adjusted returns in the
current rate environment

DECLINING IMPAIRMENTS IN FSB
13 Financial Strength Symposium 6.9.2014
(1) Represents pre-tax amounts recorded in earnings. FSB only.
Total FSB Impairments and Sales of Credit-Impaired Investments
(1)
($ millions)
(196)
(2,645)
(1,748)
(713)
(565)
(469)
(205)
(37)
2007 2008 2009 2010 2011 2012 2013 1Q 2014
53%
68%
53%
68%

• Since 3Q 2012, Prudential’s assets increased by approximately $41 billion related to two significant pension risk transfer deals, and the acquisition of The
Hartford’s life insurance business
• No Privates or Mortgages were included in the pension risk transfer deals, which has lowered our overall allocation to these asset classes
PENSION RISK TRANSFER (PRT) AND THE HARTFORD UPDATE
IMPACT ON PORTFOLIO
14 Financial Strength Symposium 6.9.2014
Note: Amounts presented at balance sheet carrying amount. FSB General Account excludes invested assets of our derivative and asset management operations.
$ billions % $ billions % $ billions %
Total Fixed Maturities 94.5 $        64.6% 128.3 $      69.2% 128.1 $      67.2%
Public Fixed Maturities 71.6 48.9% 104.4 56.2% 103.3 54.1%
Private Fixed Maturities 22.9 15.7% 23.9 12.9% 24.8 13.0%
Commercial Loans 20.2 13.8% 21.5 11.6% 25.4 13.3%
Equities
2.8 1.9% 3.0 1.6% 3.6 1.9%
Short Term & Other
4.3 3.0% 4.8 2.6% 4.4 2.3%
Other Long-term Investments
2.5 1.7% 4.4 2.4% 5.7 3.0%
Policy Loans 3.7 2.5% 4.4 2.4% 4.5 2.4%
TAASIL 18.3 12.5% 19.0 10.3% 19.0 10.0%
Totals 146.3 $      100.0% 185.4 $      100.0% 190.7 $      100.0%
3/31/13 3/31/14
FSB GA, ex. Japan FSB GA, ex. Japan
9/30/12
FSB GA, ex. Japan
Pre-jumbo PRT
transactions and
Hartford acquisition
Post-jumbo PRT
transactions and
Hartford acquisition
Current

SPREAD ENVIRONMENT
15 Financial Strength Symposium 6.9.2014
Public Investment Grade Public Below Investment Grade
Source: Barclays. Investment Grade = 18% Financial, 82% Industrial. Below Investment Grade = 100% Industrial.
bps bps

FIXED MATURITIES AND COMMERCIAL MORTGAGE YIELDS
(1)
16 Financial Strength Symposium 6.9.2014
Fixed Maturity Yields
Commercial Mortgage and Other Loans Yields
Excludes realized investment gains (losses) and non-hedge accounting derivative results. Yields for commercial mortgage and other loans and are based on quarterly average carrying values and include investment income related to commercial loans that support insurance liabilities, for which the investment results generally accrue to contract holders. Yields for fixed maturities are based on amortized cost and are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income on assets other than those included in invested assets. Prior period’s yields are presented as last reported. Treasury yields shown are annual averages.
(1)

KEY TAKEAWAYS
17 Financial Strength Symposium 6.9.2014
• Asset Management is a core business at Prudential - it is what we do and we are good at it
• Core principals of Insurance Portfolio Management:
– Liability driven
– High quality
– Well-matched
• Continue to prefer to underwrite and manage our credit risk directly
– High priority on private asset classes, both Corporates and Mortgages
• High Yield asset mix is higher quality, with an emphasis on Privates
– New business premiums being invested at lower rates, but with solid net margins
• We have increased our allocation to Non-coupon investments as an additional source of income and diversification
• Expect to be in a challenging rate/spread environment over the near-term

KEN TANJI SENIOR VICE PRESIDENT AND TREASURER PRUDENTIAL FINANCIAL, INC. CAPITAL AND LIQUIDITY MANAGEMENT

DELIVERING SUPERIOR VALUE 2 Financial Strength Symposium 6.9.2014 Superior Value Proposition for Customers, Creditors & Investors Sustainable ROE Strong Ratings Financial Strength

APPROACH TO CAPITAL AND LIQUIDITY MANAGEMENT
3 Financial Strength Symposium 6.9.2014
Capital Protection
Framework
Liquidity
Diverse sources provide
significant financial flexibility
Competitive levels of capital
under stress
Financial Strength
AA standards for
capital and liquidity

4 Financial Strength Symposium 6.9.2014
Protect
Downside
Adequate capital and
liquidity
Appropriate financial
leverage
Deploy Capital
for Growth
Organic growth
Opportunistic
business expansion /
M&A
Distribute to
Shareholders
Stable dividend
payout ratio
Share repurchases
CAPITAL MANAGEMENT PHILOSOPHY

ON BALANCE SHEET CAPITAL
FINANCIAL SERVICES BUSINESSES (“FSB”)
5 Financial Strength Symposium 6.9.2014
$ in billions $ in billions December 31, 2013 December 31, 2013
Required Capital
(1)
~$32.0
Attributed Equity
(2)
$25.3
Capital Debt & Hybrids $10.2
Total Capital Outstanding $35.5
Estimated On Balance Sheet Capital Capacity
(3)
~$3.5
Estimated “Readily Deployable” Capital ~$1.5
1) Required Capital represents the amount of GAAP capital necessary to support business risk based on AA Financial Strength rating targets for the insurance operating entities.
2)
Excludes total accumulated other comprehensive income.
3) Based on targeted Risk Based Capital (“RBC”) ratio of 400% for the Prudential Insurance Company of America (“PICA” or “Prudential Insurance”)
and equivalent levels of capital at other insurance operating entities.

STRENGTHENED FSB CAPITAL STRUCTURE AND
REDUCED LEVERAGE
6 Financial Strength Symposium 6.9.2014
Composition of Outstanding Capital and Leverage Ratios
(1)
(1) (2)
(3)
69%
71%
73%
4%
13%
13%
27%
16%
14%
29.7%
25.8%
23.5%
December 31, 2011 December 31, 2012
December 31, 2013
Capital Debt
Hybrids
Financial Leverage Ratio
1) Excludes the impact of Foreign Exchange Remeasurement, Non-Performance Risk (net of deferred policy acquisition costs), and Accumulated Other
Comprehensive Income on GAAP equity totaling $7.9 billion, $11.5 billion and $6.3 billion for 2011, 2012, and 2013, respectively.
2)
Assumes 25% equity credit for Hybrids.
3) Reflects the retrospective adoption of amended accounting guidance for deferred policy acquisition costs effective January 1, 2012, which reduced equity by $2.8 billion. Also reflects a discretionary change in accounting principle related to the Company's pension plans.
GAAP Equity

REGULATORY CAPITAL RATIOS
7 Financial Strength Symposium 6.9.2014
Risk Based Capital Ratio (“RBC”) (1) Target December 31, 2013
Prudential Insurance 400% 456%
Solvency Margin Ratio Target March 31, 2014
Prudential of Japan
(2)
600 - 700% 777%
Gibraltar Life
(2)(3)
600 - 700% 955%
1) The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.
2)
Based on Japanese statutory accounting and risk measurement standards applicable to regulatory filings as of March 31, 2014.
3)
Gibraltar Life consolidated basis.

CAPITAL PROTECTION FRAMEWORK
8 Financial Strength Symposium 6.9.2014
Our Toolbox Stress Parameters
On Balance
Sheet Capital
Capacity
Derivatives
Reinsurance
Contingent
Capital
Equity Market
Decline
Interest Rate
Shock
Credit Shock
Currency Shock

1. Five Corners Funding Trust issues
10-year 144A securities to Institutional
investors
2. Proceeds from the issuance are
invested in 10-year Treasury Strips
3. PFI pays a put premium for the option
to issue senior debt to the Trust in
exchange for the Treasury Strips
In November 2013, we created a $1.5 billion fixed income contingent capital facility as a part of our Capital Protection Framework
Institutional
Investors
Five
Corners
Trust
Put Premium
(3) Option to
Issue Senior Debt
Securities
(1) 10-Year
Securities
(P-Caps)
Cash
10-Yr UST
Strips
(2)
9 Financial Strength Symposium 6.9.2014
PFI
CONTINGENT CAPITAL FACILITY -
BEFORE EXERCISING PUT OPTION

In November 2013, we created a $1.5 billion fixed income contingent capital facility as a part of our Capital Protection Framework
Institutional
Investors
Five
Corners
Trust
10-Year
Securities
(P-Caps)
Cash
10 Financial Strength Symposium 6.9.2014
PFI
(4) Senior Debt
10 -Yr UST
Strips
1. Five Corners Funding Trust issues
10-year 144A securities to Institutional
investors
2. Proceeds from issuance are invested
in 10-year Treasury Strips
3. PFI pays a put premium for the option
to issue senior debt to the Trust in
exchange for the Treasury Strips
4. Upon exercise of the option, PFI
issues Senior Debt to the trust in
exchange for Treasury Strips
5. Treasury Strips may be sold for cash
proceeds
(5) Sell UST Strips;
Receive cash
CONTINGENT CAPITAL FACILITY -
AFTER EXERCISING PUT OPTION

LIQUIDITY MANAGEMENT PHILOSOPHY
11 Financial Strength Symposium 6.9.2014
• Liquidity is managed for each legal entity separately with a robust asset/liability management discipline
• We manage holding company cash to a Board-approved minimum balance of $1.3 billion
• We maintain access to significant alternative liquidity sources
In November 2013, we created a $1.5 billion fixed income contingent capital facility as a part of our Capital Protection Framework
In November 2013, we extended our 3- and 5-year credit facilities to
2016 and 2018
• We have a modest amount of outstanding commercial paper
• We opportunistically pre-fund upcoming debt maturities up to one year in advance

12 Financial Strength Symposium 6.9.2014
1) Reflects dividends and returns of capital to PFI.
2007 2008 2009 2010 2011 2012 2013
Prudential Annuities
Asset Management
International
Prudential Insurance
Other
$ in Billions
$3.2
$1.3
$4.0
$3.2
$2.9
$3.3
$3.0
CASH FLOWS FROM SUBSIDIARIES
(1)

HOLDING COMPANY LIQUIDITY
13 Financial Strength Symposium 6.9.2014
1) PFI cash, cash equivalents and short-term investments, less short-term intercompany borrowings and commercial paper.
2) PFI has access to liquid assets through a 10-year contingent funding facility, established in November 2013, that can be used to meet liquidity needs and/or to downstream as capital to operating subsidiaries.
3) Includes $1.8 billion shared with Prudential Funding, LLC (“PFLLC”), a subsidiary of PICA.
4) Primarily includes the Enterprise Liquidity Account, an intercompany liquidity account designed to optimize use of cash by facilitating the lending and borrowing of funds between PFI and its subsidiaries.
5) Represents estimated total capacity. $226 million of PFI commercial paper was outstanding as of 3/31/14.
Minimum Cash Level
$1.3
Minimum Cash Level
$1.3
$1.9
$9.2
$1.5
$3.8
$1.0
$1.0
Net Cash
(1)
Contingent Capital
(2)
Facility
Committed Credit Lines
Internal Sources
(4)
Commercial Paper
(5)
Capacity
Total Liquidity
Resources
PFI Alternate Sources of Liquidity
As of March 31, 2014
($ in Billions)
$3.2
$10.5
(3)

PICA LIQUIDITY
14 Financial Strength Symposium 6.9.2014
1)
2) As of 3/31/14, $2.2 billion of capacity from the Federal Home Loan Bank of New York (“FHLBNY”) was used in the form of advances and funding agreements.
Borrowings are subject to the availability of qualifying assets at PICA.
3) Credit facility shared between PFI and PFLLC, a subsidiary of PICA.
4) Represents estimated total capacity.  $747 million of PFLLC commercial paper was outstanding as of 3/31/14.
In addition, PICA has substantial available liquid assets for securities lending
(1)
(2)
(3) (4)
$5.5
$15.0
$1.8
$3.0
Cash
Additional FHLBNY Capacity Committed Credit Lines Commercial Paper Capacity Total Liquidity Resources
PICA Alternate Sources of Liquidity
As of March 31, 2014
($ in Billions)
$4.7
Represents cash, cash equivalents and short-term investments of the Financial Services Businesses and Closed Block Business as of 3/31/14.

SUMMARY
15 Financial Strength Symposium 6.9.2014
• Our capital and liquidity management programs are aligned to support
Prudential’s value proposition through:
– Financial Strength
– Strong Ratings
– Attractive Returns
• Our financial profile is strong and continues to be enhanced by:
– Capital generated from our well-positioned and balanced business mix
– Additional access to capital and liquidity resources

CHRISTINE MARCKS PRESIDENT PRUDENTIAL RETIREMENT PRUDENTIAL FINANCIAL, INC. FINANCIAL STRENGTH SYMPOSIUM